T. Rowe Price Emerging Europe Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2018

On March 5, 2018, the fund’s Board of Directors approved a proposed amendment to the fund’s industry concentration policy. The change is subject to shareholder approval at a special shareholder meeting scheduled for July 25, 2018. Proxy materials describing the proposed industry concentration policy change and the rationale for the proposal are expected to begin mailing to shareholders on May 11, 2018. All fund shareholders who held shares at the close of business on April 26, 2018, are eligible to vote on the proposal.

The fund’s current industry concentration policy is as follows:

“The fund will not purchase the securities of any issuer if, as a result, more than 25% of the value of the fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry.”

The Board proposes that the fund’s industry concentration policy be changed to the following:

“The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s net assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer if, as a result, no more than 35% of the fund’s net assets would be invested in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market.”

T. Rowe Price believes that the proposed change to the fund’s industry concentration policy will not substantially change the nature of the fund, as the policy will only permit the fund to concentrate in an industry up to 35% of its net assets. T. Rowe Price expects that the fund will likely concentrate in the banking industry if the proposal is approved since the banking industry currently represents a significant portion of the emerging European investing universe and the MSCI Emerging Europe Index, the fund’s current benchmark.

If the proposed amendment to the fund’s industry concentration policy is approved by shareholders, it is expected to become effective on or about August 1, 2018.

The date of this supplement is May 1, 2018.

F131-041 5/1/2018